EXHIBIT 10.3

Lock-Up Agreement

[●], 2023

A.G.P./Alliance Global Partners

590 Madison Avenue, 28th Floor

New York, New York 10022

Ladies and Gentlemen:

This lock-up agreement (this “Lock-Up Agreement”) is being delivered to you in connection with the Securities Purchase Agreement (the “Purchase Agreement”), dated as of June 5, 2023, by and among AgEagle Aerial Systems Inc. (the “Company”) and the investors party thereto (collectively, the “Purchasers”), with respect to the issuance of shares (the “Shares”) of common stock, par value $0.001 per share (“Common Stock”), warrants to purchase shares of Common Stock (the “Warrants”) of the Company, and/or pre-funded warrants to purchase shares of Common Stock (each, a “Pre-Funded Warrant”) of the Company (the “Offering”). This Lock-Up Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provisions hereof be enforced by, any other person. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Purchase Agreement.

To induce the Purchasers to enter into the Purchase Agreement, the undersigned hereby agrees that, without the prior written consent of the Placement Agent, the undersigned will not during the period commencing on the Closing Date and ending 30 days from the date of the Offering (the “Lock-Up Period”), (1) offer,  sell, contract to sell, encumber, grant any option for the sale of, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into shares of Common Stock beneficially owned by  the undersigned (collectively, the “Lock-Up Securities”); (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Lock-Up Securities, in cash or otherwise; (3) make any demand for or exercise any right with respect to the registration of any Lock-Up Securities; or (4) publicly disclose the intention to make any offer, sale, pledge or disposition of, or to enter into any transaction, swap, hedge or other arrangement relating to, any Lock-Up Securities. Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer Lock-Up Securities without the prior written consent of the Placement Agent in connection with (a) transactions relating to Lock-Up Securities acquired in open market transactions after the completion of the Offering; provided that no filing under Section 16(a) of the Exchange Act, shall be voluntarily made in connection with subsequent sales of Lock-Up Securities acquired in such open market transactions; (b) transfers of Lock-Up Securities as a bona fide gift, by will or intestacy or to a family member or trust for the benefit of a family member (for purposes of this Lock-Up Agreement, “family member” means any relationship by blood, current or former marriage, domestic partnership or adoption, not more remote than first cousin); (c) transfers of Lock-Up Securities to a charity or educational institution; (d) if the undersigned, directly or indirectly, controls a corporation, partnership, limited liability company or other business entity, any transfers of Lock-Up Securities to any shareholder, partner or member of, or owner of similar equity interests in, the undersigned, as the case may be; (e) (X) surrender or forfeiture of Lock-Up Securities or other securities of the Company to the Company to satisfy tax withholding obligations upon exercise or vesting or the exercise price upon a cashless net exercise, in each case, of stock options, equity awards, warrants or other right to acquire shares of Common Stock expiring during the Lock-Up Period pursuant to the Company’s equity incentive plans or (Y) through a “sell to cover” transaction for the purpose of satisfying tax withholding obligations upon the issuance of stock awards or vesting of restricted stock units pursuant to the Company’s equity incentive plans, provided that any filing made pursuant to Section 16(a) of the Exchange Act shall include a footnote noting the circumstances described in this clause and no other public announcement shall be required or voluntarily made in connection with such transfer; (f) by operation of law or pursuant to a court order or settlement agreement related to the distribution of assets in connection with the dissolution of a marriage or civil union; (g) the continued use of any existing, contract, instruction or plan that satisfies all of the requirements of Rule 10b5-1 (a “Rule 10b5-1 Plan”) under the Exchange Act or (h) pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of shares of Common Stock involving a change of control of the Company that, in each case, has been approved by the Company’s board of directors, provided that all of the undersigned’s shares of Common Stock subject to the restrictions in this Lock-Up Agreement that are not so transferred, sold, tendered or otherwise disposed of remain subject to this Lock-Up Agreement, and, provided that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the shares of Common Stock owned by the undersigned shall remain subject to the restrictions contained in this Lock-Up Agreement; provided that in the case of any transfer pursuant to the foregoing clauses (b), (c) or (d), (i) any such transfer shall not involve a disposition for value, (ii) each transferee shall sign and deliver to the Placement Agent a lock-up agreement substantially in the form of this Lock-Up Agreement and (iii) no filing under Section 16(a) of the Exchange Act shall be voluntarily made. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Lock-Up Securities except in compliance with this Lock-Up Agreement.

The Placement Agent agrees that the Placement Agent will notify the Company of the impending release or waiver of the foregoing restrictions in connection with a transfer of Lock-Up Securities at least three (3) business days before the effective date of any such release or waiver. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer of Lock-Up Securities not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this Lock-Up Agreement to the extent and for the duration that such terms remain in effect at the time of such transfer.

No provision in this Lock-Up Agreement shall be deemed to restrict or prohibit the exercise, exchange or conversion by the undersigned of any securities exercisable or exchangeable for or convertible into shares of Common Stock, as applicable; provided that the terms of this Lock-Up Agreement will apply to the shares of Common Stock acquired on such exercise, exchange or conversion during the Lock-Up Period.

The undersigned understands that the Company, the Purchasers and the Placement Agent are relying upon this Lock-Up Agreement in proceeding toward consummation of the Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.  This Lock-Up Agreement may not be amended without the prior written consent of the Placement Agent.

This Lock-Up Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in such state.

This Lock-Up Agreement may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com) or other transmission method and any copy so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

The undersigned understands that, if the Purchase Agreement is not executed by June [ ], 2023, or if the Purchase Agreement (other than the provisions thereof which survive termination) terminates prior to the initial closing date of the Securities to be sold thereunder, then this Lock-Up Agreement shall be void and of no further force or effect.

This Lock-Up Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provisions hereof be enforced by, any other person.

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Very truly yours,

(Name - Please Print)

(Signature)

(Name of Signatory, in the case of entities - Please Print)

(Title of Signatory, in the case of entities - Please Print)

Address: